EXHIBIT 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

As of December 30, 2018

BMO Harris Bank N.A.
770 North Water Street
Milwaukee, Wisconsin 53202
Attention: Corporate Banking

Ladies and Gentlemen:

ADAC-Strattec, LLC, a Delaware limited liability company (the “Company”), hereby agrees with you as follows:

1.          Definitions.  Reference is made to that certain Credit Agreement dated as of June 28, 2012 (as amended, restated, amended and restated or otherwise modified, the “Credit Agreement”) between the Company and BMO Harris Bank N.A. (the “Lender”).  All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Credit Agreement as amended hereby.

2.          Background.  The Company has requested that the Lender agree to (i) extend the term of the Credit Agreement to August 1, 2021, and (ii) make certain other changes to the Credit Agreement.  Subject to all of the terms and conditions hereof, the Lender and the Company have agreed to such amendment on the terms set forth below.

3.          Amendment to Credit Agreement.  Subject to all of the terms and conditions hereof, upon execution and delivery of this Amendment, the Credit Agreement shall be amended as of the date first written above as follows:

a.          All references to the Credit Agreement in the Credit Agreement, the Note and the Loan Documents shall refer to the Credit Agreement as amended hereby.

b.          The definition of “LIBOR Margin” contained in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“LIBOR Margin” means 1.25% per annum.

c.          The first sentence of Section 2.01 of the Credit Agreement is amended to change the date “August 1, 2020” to “August 1, 2021”.

d.          Section 7.01(a) of the Credit Agreement is amended and restated in its entirety as follows:

(a)          Tangible Net Worth.  The Company shall maintain Tangible Net Worth as of the end of each fiscal quarter in an amount at least equal to (i) until June 30, 2019, $27,000,000, and (ii) commencing on June 30, 2019 and at all times thereafter, $30,000,000.

4.          Conditions.  Notwithstanding any other provision of this Amendment, this Amendment shall not become effective unless and until:

a.          It has been executed and delivered by all parties to the Credit Agreement as amended hereby, and acknowledged and agreed to by STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the “Guarantor”);

b.          The Lender shall have received a certificate as of a recent date of the good standing (or comparable standing) of the Company under the laws of its jurisdiction of organization; and

c.          The Company and the Guarantor shall have delivered such other corporate documents as Lender or its counsel may reasonably request, in form and substance satisfactory to the Lender.

5.          Representations and Warranties.  The Company hereby repeats and reaffirms the representations and warranties set forth in Article V of the Credit Agreement, including without limitation the representations and warranties set forth in Section 5.05 thereof which are made hereunder with respect to the most recent financial statements and related information provided pursuant to Section 7.06 of the Credit Agreement.  The Company also represents and warrants that (A) since June 30, 2018 there has been no material adverse change in the property, financial condition or business operations of the Company and its Subsidiaries, taken as a whole, and (B) the execution, delivery and performance of this Amendment are within the limited liability company powers of the Company, have been duly authorized by all necessary limited liability company action and do not and will not (i) require any consent or approval of the stockholders or members of the Company; (ii) violate any provision of the certificate of formation or limited liability company operating agreement of the Company or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company or any Subsidiary; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority; or (iv) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Company or any Subsidiary pursuant to any indenture or other agreement or instrument under which the Company or any Subsidiary is a party or by which it or its properties may be bound or affected.  This Amendment constitutes, and each of the documents required herein when executed and delivered hereunder will constitute, legal, valid and binding obligations of the Company or other signatory enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors’ rights generally.

6.          Confirmation of Agreements.  Except as expressly provided above, the Credit Agreement and the Loan Documents shall remain in full force and effect.  This Amendment does not constitute a waiver or amendment of any term, condition or covenant in the Credit Agreement other than as specifically set forth above.  Nothing contained in this Amendment or in any other document, or any course of dealing with the Company, shall be construed to imply that there is any agreement by the Lender to provide any waiver or agree to any amendment in the future.  This Amendment shall not release, discharge or satisfy any present or future debts, obligations or liabilities to the Lender of the Company or of any debtor, guarantor or other person or entity liable for payment or performance of any of such debts, obligations or liabilities of the Company, or any mortgage, security interest, lien or other collateral or security for any of such debts, obligations or liabilities of the Company or such debtors, guarantors or other persons or entities, or waive any default except as expressly provided herein, and the Lender expressly reserves all of its rights and remedies with respect to the Company and all such debtors, guarantors or other persons or entities, and all such mortgages, security interests, liens and other collateral and security.  This is an amendment and not a novation.  The Company acknowledges and agrees that the obligations under the Credit Agreement and the Note exist and are owing with no offset, defense or counterclaim assertible by the Company and that the Credit Agreement, the Note and the Loan Documents are valid, binding and fully enforceable according to their respective terms.

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7.          Miscellaneous.  The Company shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by the Lender in connection with the preparation, execution, delivery, administration and enforcement of this Amendment including all costs of collection, and including without limitation the reasonable fees and disbursements of counsel for the Lender, whether or not any transaction contemplated by this Amendment is consummated.  The provisions of this Amendment shall inure to the benefit of any holder of the Note, and shall inure to the benefit of and be binding upon any successor to any of the parties hereto.  All agreements, representations and warranties made herein shall survive the execution of this Amendment and the making of the loans under the Credit Agreement, as so amended.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.  This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment is solely for the benefit of the parties hereto and their permitted successors and assigns.  No other person or entity shall have any rights under, or because of the existence of, this Amendment.

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If the foregoing is satisfactory to you, please sign the form of acceptance below and return a signed counterpart hereof to the Company.

Very truly yours,

ADAC-STRATTEC, LLC

(SEAL)	By:	/s/ Patrick J. Hansen
	Name:	Patrick J. Hansen
	Title:	Executive Manager

[Signature page to ADAC-Strattec, LLC
Amendment No. 6 to Credit Agreement]

Agreed to as of the date first above written.

BMO HARRIS BANK N.A.

By:	/s/ Brendan Moran
Name:	Brendan Moran
Title:	Vice President

[Signature page to ADAC-Strattec, LLC
Amendment No. 6 to Credit Agreement]

ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR

The undersigned Guarantor hereby consents to the foregoing Amendment No. 6 to Credit Agreement and agrees that its Corporate Guarantee Agreement dated as of June 28, 2012, and all collateral or security therefor, if any, shall remain in full force and effect after giving effect to the foregoing Amendment.

Dated as of the date first above written.

STRATTEC SECURITY CORPORATION

By:	/s/ Frank J. Krejci
Name:	Frank J. Krejci
Title:	President and Chief Executive Officer

And by:	/s/ Patrick J. Hansen
Name:	Patrick J. Hansen
Title:	Senior Vice President, Chief Financial Officer and Secretary